UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3940

Strategic Funds, Inc. (formerly, Dreyfus Premier New Leaders Fund, Inc.) (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/09

Emerging Markets Opportunity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Emerging Markets
Opportunity Fund

SEMIANNUAL REPORT November 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Emerging Markets
Opportunity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Emerging Markets Opportunity Fund, covering the six-month period from June 1, 2009, through November 30, 2009.

Evidence has continued to accumulate that the global recession is over and sustained economic recoveries have begun throughout the world. Central bank liquidity actions, accommodative monetary policies and economic stimulus programs in many different countries succeeded in calming the financial crisis, ending the recession and sparking the beginning of a global expansion. As 2009 draws to a close, economic policy remains stimulative in nearly every country in the world, and we expect these simultaneous stimuli to support a sustained but moderate global expansion in 2010.

The recovering economies have so far had a salutary impact on the world’s stock markets. Stock prices and commodity prices have risen in anticipation of renewed demand from consumers and businesses, particularly in the faster growing emerging markets. However, for much of the reporting period, lower-quality markets and securities have led the advance as investors sought bargains in the wake of economic and market turbulence. Only recently have we seen evidence that investors are focusing more intently on longer-term fundamentals, suggesting to us that market leadership in 2010 may shift to higher-quality stocks and more seasoned investment managers. As always, your financial advisor can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2009, through November 30, 2009, as provided by Richard Fairgrieve,Tony Hann and Bill Rudman, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended November 30, 2009, Emerging Markets Opportunity Fund’s Class A shares achieved a total return of 20.14%, Class C shares achieved a return of 19.65% and Class I shares achieved a return of 20.24%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), achieved a 24.73% total return for the same period.2

Stocks throughout the world rallied sharply during the reporting period as credit markets and economic conditions stabilized in the wake of a global recession and banking crisis. The emerging markets rebounded particularly sharply in anticipation of more robust economic growth. Despite a solid absolute return, the fund achieved lower returns than its benchmark, primarily due to shortfalls stemming from our country allocation strategy, which offset better results from our security selection strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation by investing at least 80% of its assets in the stocks of companies organized, or with a majority of their assets and operations, in emerging market countries. Normally, the fund will invest in at least 10 emerging market countries.The fund may invest in companies of any size. We allocate the fund’s assets among emerging market countries using a top-down, quantitative model that incorporates valuation, currency, momentum, growth, interest-rate and risk factors to determine each country’s weighting relative to the Index. We also consider qualitative factors, such as political and economic developments, and market factors, such as liquidity.To select individual stocks, our bottom-up process focuses on fundamental analysis, including assessments of each company’s management, product lines and competitive positions.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Equity Markets Rallied in Anticipation of Economic Recovery

In the months prior to the reporting period, a worldwide credit crisis nearly led to the collapse of the international banking system. Meanwhile, rising unemployment rates, slumping housing prices and depressed consumer confidence exacerbated the most severe global economic downturn since the 1930s. These influences fueled a bear market that drove many stock market averages to multi-year lows in the first quarter of 2009.The emerging markets were particularly hard-hit as investors engaged in a flight to quality toward traditional safe havens.

However, market sentiment already had began to improve by the start of the reporting period, as low interest rates, economic stimulus programs and other remedial measures adopted by the world’s monetary and government authorities gained traction. Evidence of recovering credit markets and economic stabilization supported sustained rallies in global stock markets through the reporting period’s end. Just as the emerging markets fell more sharply than average in the downturn, they bounced back more robustly in the rally. Indeed, some emerging markets, such as China, avoided full-blown recessions during the downturn, and several developing nations’ banking systems were relatively unscathed by the credit crisis.

Country Allocations Dampened Relative Results

In this turbulent market environment, we focused on markets that we believed would hold up relatively well under turbulent conditions.The fund began the reporting period with overweighted positions in Poland, Brazil and China, which fared relatively well. However, some areas of relatively heavy exposure, such as Israel, detracted from the fund’s relative performance when investors turned to less defensive areas during the rally. Additional overweighted positions included Egypt, which was hurt when credit concerns arose in nearby Dubai, and Hungary, which continued to suffer economic weakness even as other markets recovered. An underweighted position in Taiwan enabled the fund to cushion the effects of a mild market correction, and the fund benefited from relatively light exposure to the struggling South African stock market.

Our security selection strategy added value during the reporting period. In Brazil, payments processor Visanet Brasil, and retailer Cia Brasileira de Distribuicao Grupo Pao de Acucar ranked among the fund’s top per-

formers in a growing regional economy with a healthy financial system. Among Chinese companies, a massive economic stimulus program benefited steel producer Angang Steel, lender Bank of Communications and footwear maker Belle International Holdings. In Turkey, airline Turk Hava Yollari and banks Turkiye Garanti Bankasi and Turkiye Halk Bankasi contributed positively to the fund’s relative performance. Detractors during the reporting period included Indiabulls Financial Services, several Russian financial companies and the fund’s cash position.

Finding Opportunities in Recovering Markets

We are cautiously optimistic regarding the prospects for the emerging markets in 2010. Unlike some of the more developed parts of the world, domestic consumption in many developing nations has continued to grow, supporting local economic growth and the outlook for corporate earnings. In addition, while market valuations increased during the rally, they currently appear reasonable to us in light of the emerging markets’ high growth prospects. However, we are cautious in the wake of one of the strongest rallies in the history of the emerging markets, particularly in light of persistent weakness in developed markets, which could constrain future export activity and capital inflows in the regions in which the fund invests.

December 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October
1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Emerging Markets Opportunity Fund from June 1, 2009 to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 11.04	$ 15.14	$ 9.66
Ending value (after expenses)	$1,201.40	$1,196.50	$1,202.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.10	$ 13.87	$ 8.85
Ending value (after expenses)	$1,015.04	$1,011.28	$1,016.29

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C and 1.75% for
Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2009 (Unaudited)

Common Stocks—95.8%	Shares	Value ($)
Brazil—17.0%
Banco Bradesco, ADR	19,150	405,788
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	3,600	230,220
Cia de Bebidas das Americas (Preferred), ADR	3,400	334,424
Cia Energetica de Minas Gerais, ADR	13,200	237,336
Cia Siderurgica Nacional, ADR	8,100	277,749
Itau Unibanco Holding, ADR	23,225	516,756
Localiza Rent a Car	20,600	229,997
Petroleo Brasileiro (Preferred), ADR	23,200	1,045,392
Petroleo Brasileiro, ADR	11,300	579,464
Tivit Terceirizacao de Tecnologia e Servicos	26,400	189,484
Vale (Preferred), ADR	30,800	754,600
Vivo Participacoes, ADR	11,600	353,800
		5,155,010
China—8.7%
Baidu, ADR	500 [a]	130,578
Bank of China, Cl. H	647,000	364,822
China Construction Bank, Cl. H	345,000	307,159
China Life Insurance, Cl. H	99,000	495,636
China Shenhua Energy, Cl. H	56,500	276,301
PetroChina, ADR	1,800	224,820
Ping An Insurance Group of China, Cl. H	30,000	279,869
Sands China	134,800	162,107
Zijin Mining Group, Cl. H	366,000	383,471
		2,624,763
Czech Republic—2.6%
CEZ	11,366	568,702
Komercni Banka	1,005	219,613
		788,315
Egypt—2.7%
Commercial International Bank	34,594	318,970
Egyptian Financial Group-Hermes Holding	31,128	157,430
Orascom Construction Industries	8,356	344,798
		821,198

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong—3.3%
Beijing Enterprises Holdings	64,500	438,181
CNOOC	124,000	191,039
Hidili Industry International Development	327,000 [a]	366,238
		995,458
Hungary—2.9%
MOL Hungarian Oil and Gas	4,216 [a]	368,863
OTP Bank	16,840 [a]	502,175
		871,038
India—6.5%
GAIL India	39,744	350,873
Housing Development Finance	4,806	285,173
Larsen & Toubro	7,667	266,058
Reliance Industries	12,762	287,422
Sterlite Industries India	18,703	335,784
Tata Consultancy Services	17,079	249,916
Tata Steel	15,152	185,421
		1,960,647
Israel—4.8%
Bank Hapoalim	75,480 [a]	293,328
Cellcom Israel	9,198	298,524
NICE Systems, ADR	9,532 [a]	288,915
Teva Pharmaceutical Industries, ADR	10,800	570,132
		1,450,899
Mexico—6.9%
American Movil, Ser. L	255,200	617,315
Corporacion GEO, Ser. B	91,800 [a]	250,882
Fomento Economico Mexicano, ADR	9,400	427,794
Grupo Mexico, Ser. B	128,100	300,951
Grupo Televisa, ADR	8,300	170,731
Wal-Mart de Mexico, Ser. V	76,900	316,193
		2,083,866
Russia—8.4%
CTC Media	10,700 [a]	149,265
Gazprom, ADR	41,106	933,928
LUKOIL, ADR	7,590	440,979

Common Stocks (continued)	Shares	Value ($)
Russia (continued)
Magnit, GDR	10,218	145,607
Magnitogorsk Iron & Steel Works, GDR	14,480 [a]	148,854
Mobile Telesystems, ADR	5,200	260,416
Rosneft Oil, GDR	16,280	130,403
Sberbank of Russian Federation, GDR	813	195,321
TMK, GDR	8,090 [a]	135,588
		2,540,361
South Africa—1.9%
ABSA Group	8,036	138,365
Gold Fields	9,492	138,567
Naspers, Cl. N	3,649	136,651
Sasol	3,833	150,525
		564,108
South Korea—16.0%
Hana Financial Group	7,540	218,198
Hyundai Engineering & Construction	5,158	294,096
Hyundai Mobis	1,126	144,284
Hyundai Motor	1,698	144,567
KB Financial Group, ADR	4,571 [a]	230,196
Kia Motors	19,200 [a]	283,179
LG Chem	1,661	299,260
LG Display	10,540	290,512
LG Household & Health Care	1,365	335,146
Lotte Shopping	968	299,690
Orion	1,257	297,278
POSCO	811	389,180
Samsung Card	1,942	82,002
Samsung Electronics	1,370	848,297
Samsung Electronics, GDR (Preferred)	1,800	367,105
Shinhan Financial Group	5,140 [a]	201,348
SK Telecom	968	141,104
		4,865,442
Taiwan—6.0%
Advanced Semiconductor Engineering	265,000	210,409
Asustek Computer	110,222	218,875

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)
Cathay Financial Holding	151,000 [a]	262,780
China Steel	245,000	231,075
Chunghaw Telcom, ADR	10,271	182,721
Far Eastern New Century	187,704	219,325
HON HAI Precision Industry	65,000	274,713
Richtek Technology	25,000	233,848
		1,833,746
Thailand—3.5%
Banpu, NVDR	18,600	296,526
Krung Thai Bank, NVDR	947,200	259,273
PTT	19,900	134,083
PTT, NVDR	5,200	35,037
Thai Oil, NVDR	134,700	160,044
Total Access Communication, NVDR	200,300	185,268
		1,070,231
Turkey—3.6%
Tofas Turk Otomobil Fabrikasi	65,433	174,705
Tupras Turkiye Petrol Rafine	12,629	212,811
Turk Hava Yollari	52,143	163,789
Turkiye Garanti Bankasi	98,965	343,246
Turkiye Halk Bankasi	35,371	211,795
		1,106,346
United States—1.0%
iShares MSCI Emerging Markets Index Fund	7,900	320,108
Total Common Stocks
(cost $26,042,860)		29,051,536

Preferred Stocks—1.9%	Shares	Value ($)
Brazil
Bradespar	10,300	227,064
Investimentos Itau	53,424	341,147
Total Preferred Stocks
(cost $102,190)		568,211

Total Investments (cost $26,145,050)	97.7%	29,619,747
Cash and Receivables (Net)	2.3%	709,649
Net Assets	100.0%	30,329,396

ADR—American Depository Receipts
GDR—Global Depository Receipts
NVDR—Non Voting Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.3	Utilities	7.2
Energy	14.3	Consumer Staples	6.4
Industrial	9.9	Health Care	4.1
Information Technology	9.1	Consumer Discretionary	4.0
Materials	8.7	Exchange Traded Funds	1.1
Telecommunications	8.6		97.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	26,145,050	29,619,747
Cash denominated in foreign currencies	17,815	17,202
Receivable for investment securities sold		1,153,708
Receivable for shares of Common Stock subscribed		15,358
Dividends and interest receivable		14,038
Prepaid expenses		10,321
		30,830,374
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		34,702
Cash overdraft due to Custodian		216,582
Payable for investment securities purchased		188,499
Payable for shares of Common Stock redeemed		30,822
Interest payable—Note 2		593
Accrued expenses		29,780
		500,978
Net Assets ($)		30,329,396
Composition of Net Assets ($):
Paid-in capital		35,403,478
Accumulated undistributed investment income—net		45,293
Accumulated net realized gain (loss) on investments		(8,595,438)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		3,476,063
Net Assets ($)		30,329,396

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	8,428,958	2,833,367	19,067,071
Shares Outstanding	821,745	278,460	1,876,045
Net Asset Value Per Share ($)	10.26	10.18	10.16

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $21,416 foreign taxes withheld at source):
Unaffiliated issuers	151,988
Affiliated issuers	432
Total Income	152,420
Expenses:
Management fee—Note 3(a)	136,011
Custodian fees—Note 3(c)	47,943
Auditing fees	36,828
Shareholder servicing costs—Note 3(c)	28,898
Registration fees	22,571
Distribution fees—Note 3(b)	9,503
Prospectus and shareholders’ reports	6,231
Directors’ fees and expenses—Note 3(d)	790
Interest expense—Note 2	593
Legal fees	324
Loan commitment fees—Note 2	17
Miscellaneous	6,988
Total Expenses	296,697
Less—reduction in management fee due to undertaking—Note 3(a)	(80,472)
Less—reduction in fees due to earnings credits—Note 1(c)	(745)
Net Expenses	215,480
Investment (Loss)—Net	(63,060)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,739,590
Net realized gain (loss) on forward foreign currency exchange contracts	(43,533)
Net Realized Gain (Loss)	1,696,057
Net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $15 net unrealized appreciation
on forward foreign currency exchange contracts)	1,868,886
Net Realized and Unrealized Gain (Loss) on Investments	3,564,943
Net Increase in Net Assets Resulting from Operations	3,501,883

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2009	Year Ended
	(Unaudited)	May 31, 2009[a]
Operations ($):
Investment income (loss)—net	(63,060)	90,041
Net realized gain (loss) on investments	1,696,057	(9,748,821)
Net unrealized appreciation (depreciation)
on investments	1,868,886	(2,515,355)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,501,883	(12,174,135)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(88,825)
Class I Shares	—	(3,128)
Class T Shares	—	(461)
Net realized gain on investments:
Class A Shares	—	(1,835,162)
Class C Shares	—	(355,993)
Class I Shares	—	(34,081)
Class T Shares	—	(9,610)
Total Dividends	—	(2,327,260)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,761,345	4,570,773
Class C Shares	751,415	1,731,897
Class I Shares	21,746,578	161,024
Class T Shares	—	1,864
Dividends reinvested:
Class A Shares	—	995,277
Class C Shares	—	158,588
Class I Shares	—	32,781
Class T Shares	—	10,071
Cost of shares redeemed:
Class A Shares	(3,851,333)	(8,827,680)
Class C Shares	(240,762)	(1,392,437)
Class I Shares	(4,064,430)	(295,079)
Class T Shares	—	(68,847)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	16,102,813	(2,921,768)
Total Increase (Decrease) in Net Assets	19,604,696	(17,423,163)
Net Assets ($):
Beginning of Period	10,724,700	28,147,863
End of Period	30,329,396	10,724,700
Undistributed investment income—net	45,293	108,353

	Six Months Ended
	November 30, 2009	Year Ended
	(Unaudited)	May 31, 2009[a]
Capital Share Transactions:
Class Ab
Shares sold	189,059	442,165
Shares issued for dividends reinvested	—	149,890
Shares redeemed	(385,644)	(798,882)
Net Increase (Decrease) in Shares Outstanding	(196,585)	(206,827)
Class C
Shares sold	82,790	157,734
Shares issued for dividends reinvested	—	23,920
Shares redeemed	(25,085)	(136,518)
Net Increase (Decrease) in Shares Outstanding	57,705	45,136
Class I
Shares sold	2,245,172	11,714
Shares issued for dividends reinvested	—	5,028
Shares redeemed	(387,466)	(25,175)
Net Increase (Decrease) in Shares Outstanding	1,857,706	(8,433)
Class Tb
Shares sold	—	110
Shares issued for dividends reinvested	—	1,547
Shares redeemed	—	(9,312)
Net Increase (Decrease) in Shares Outstanding	—	(7,655)

a Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 5,935 Class T shares representing $35,136 were converted to 5,817
Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	November 30, 2009		Year Ended May 31,
Class A Shares	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.54	19.64	16.81	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.08	.05	.02
Net realized and unrealized gain (loss)
on investments	1.73	(8.88)	4.84	4.36
Total from Investment Operations	1.72	(8.80)	4.89	4.38
Distributions:
Dividends from investment income—net	—	(.11)	(.10)	—
Dividends from net realized gain
on investments	—	(2.19)	(1.96)	(.07)
Total Distributions	—	(2.30)	(2.06)	(.07)
Net asset value, end of period	10.26	8.54	19.64	16.81
Total Return (%)[c]	20.14[d]	(41.48)	29.25	35.12[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.83[e]	3.66	2.69	3.46[d]
Ratio of net expenses
to average net assets	2.00[e]	2.00	1.98	1.73[d]
Ratio of net investment income (loss)
to average net assets	(.17)[e]	.78	.26	.17[d]
Portfolio Turnover Rate	140.54[d]	188.35	259.49	140.52[d]
Net Assets, end of period ($ x 1,000)	8,429	8,694	24,062	15,694

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

Six Months Ended
	November 30, 2009		Year Ended May 31,
Class C Shares	(Unaudited)	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	8.50	19.44	16.70	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)	.01	(.07)	(.07)
Net realized and unrealized gain
(loss) on investments	1.73	(8.78)	4.77	4.34
Total from Investment Operations	1.68	(8.77)	4.70	4.27
Distributions:
Dividends from net realized gain
on investments	—	(2.19)	(1.96)	(.07)
Proceeds from redemption fees	—	.02	—	—
Net asset value, end of period	10.18	8.50	19.44	16.70
Total Return (%)[c]	19.65[d]	(41.83)	28.17	34.32[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.67[e]	4.60	3.54	4.17[d]
Ratio of net expenses
to average net assets	2.75[e]	2.75	2.73	2.38[d]
Ratio of net investment income (loss)
to average net assets	(.99)[e]	.06	(.40)	(.46)[d]
Portfolio Turnover Rate	140.54[d]	188.35	259.49	140.52[d]
Net Assets, end of period ($ x 1,000)	2,833	1,876	3,414	986

a	From July 13, 2006 (commencement of operations) to May 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	November 30, 2009		Year Ended May 31,
Class I Shares	(Unaudited)	2009	2008[a]	2007[b]
Per Share Data ($):
Net asset value, beginning of period	8.44	19.55	16.85	12.50
Investment Operations:
Investment income (loss)—net[c]	(.04)	.12	.07	.05
Net realized and unrealized gain
(loss) on investments	1.76	(8.89)	4.88	4.37
Total from Investment Operations	1.72	(8.77)	4.95	4.42
Distributions:
Dividends from investment income—net	—	(.20)	(.29)	—
Dividends from net realized gain
on investments	—	(2.19)	(1.96)	(.07)
Total Distributions	—	(2.39)	(2.25)	(.07)
Proceeds from redemption fees	—	.05	—	—
Net asset value, end of period	10.16	8.44	19.55	16.85
Total Return (%)	20.24[d]	(40.93)	29.52	35.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.36[e]	3.37	2.47	3.43[d]
Ratio of net expenses
to average net assets	1.75[e]	1.75	1.74	1.51[d]
Ratio of net investment income (loss)
to average net assets	(.90)[e]	1.04	.40	.36[d]
Portfolio Turnover Rate	140.54[d]	188.35	259.49	140.52[d]
Net Assets, end of period ($ x 1,000)	19,067	155	523	440

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From July 13, 2006 (commencement of operations) to May 31, 2007.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Emerging Markets Opportunity Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to pursue long-term capital appreciation by investing in stocks of companies located in emerging market countries. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the

Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	28,916,168	383,471	—	29,299,639
Exchange Traded
Funds	320,108	—	—	320,108

† See Statement of Investments for country classification.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended November 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $4,440,867 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2009 was as follows: ordinary income $1,892,967 and long-term capital gains $434,293.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participated with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 14, 2009, the $145 million unsecured credit facility with Citibank, N.A., was increased to $215 million and effective December 10, 2009, was further increased to $225 million. The fund continues participation in the $300 million unsecured credit facility provided by The Bank of New York Mellon. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2009 was approximately $84,200, with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until October 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest on borrowings, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.75% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $80,472 during the period ended November 30, 2009.

During the period ended November 30, 2009, the Distributor retained $2,025 from commissions earned on sales of the fund’s Class A shares and $130 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2009, Class C shares were charged $9,503 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2009, Class A and Class C shares were charged $12,368 and $3,168, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2009, the fund was charged $5,396 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2009, the fund was charged $745 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2009, the fund was charged $47,943 pursuant to the custody agreement.

During the period ended November 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $32,549, Rule 12b-1 distribution plan fees $1,767, shareholder services plan fees $2,471, custodian fees $17,010, chief compliance officer fees $4,454 and transfer agency per account fees $1,640, which are offset against an expense reimbursement currently in effect in the amount of $25,189.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2009, redemption fees charged and retained by the fund amounted to $1,109.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended November 30, 2009, amounted to $44,808,250 and $29,533,700, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strat-egy.When executing forward contracts, the fund is obligated to buy or

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At November 30, 2009, the fund had no open forward contracts.

At November 30, 2009, the cost of investments for federal income tax purposes was $26,145,050; accordingly, accumulated net unrealized appreciation on investments was $3,474,697, consisting of $3,911,600 gross unrealized appreciation and $436,903 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the increase in the Citibank, N.A. Facility to $225 million as noted in Note 2.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement,pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance for various periods ended September 30, 2009, and comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for each of the two calendar years since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians. The Board noted that the fund benefited from a full waiver of its management fee during the period.The Board also noted that the fund’s total expense ratio (Class A shares) was higher than the Expense Group and Expense Universe medians.

With respect to the fund’s performance (Class A shares), the Board noted that the fund’s total return was lower than the Performance Group median for the reported 1-year and 3-year periods, and at the Performance Group median for the reported 2-year period.The Board further noted that the fund achieved total returns lower than the Performance Universe median for each reported time period up to 3 years. The Board noted that the fund commenced operations in July 2006 and had achieved total return results higher than the benchmark index for calendar year 2007 but lower for calendar year 2008.

The Board received a presentation from the fund’s portfolio manager which addressed both the quantitative and qualitative factors that contributed to the fund’s underperformance over the past year.The Board noted the fund’s stronger relative results in 2007 and 2008 and the portfolio manager’s explanation of results for the past year and confidence of the fund’s primary portfolio managers in the quantitative model which underlies portfolio management decision-making for the fund.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”). Dreyfus’ representatives also reviewed the fees paid by institutional separate accounts managed by Blackfriars Asset Management, an affiliate of the Manager and primary employer of the fund’s primary portfolio managers, (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund.The Manager does not manage any emerging markets equity separate accounts or wrap fee accounts. The Manager’s representatives explained the nature of each Similar Account and the differences, from the Manager’s and Blackfriars’ perspective (as applicable), in providing services to the Similar Accounts as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Manager’s representatives advised the Board that the management fees for the Separate Accounts reflected Blackfriars’ independent pricing and cost structures.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.

  The Board noted the fund’s stronger relative total return perfor- mance in prior years and the portfolio manager’s explanation for the fund’s relative total return performance for the past year, as well as the portfolio Managers’ overall experience in managing emerg- ing markets equity portfolios.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board re-approved the fund’s Management Agreement for a shorter six-month period, through May 31, 2010, noting that the six-month period offered the Board the opportunity to re-assess the portfolio managers’ ability to improve the fund’s relative total return performance.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:	/s/ Bradley J. Skapyak

Bradley J. Skapyak,
President

Date:	January 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak

Bradley J. Skapyak,
President

Date:	January 19, 2010

By:	/s/ James Windels
James Windels,

Treasurer

Date:	January 19, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)